Vanguard Emerging Markets Stock Index Fund

Supplement to the Prospectus and Summary Prospectus for Institutional Shares
and Institutional Plus Shares Dated December 13, 2010

Prospectus and Summary Prospectus Text Changes

The Shareholder Fees table is replaced with the following:

Shareholder Fees (Fees paid directly from your investment)

	Institutional Shares	Institutional Plus Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee (other than on reinvested dividends or capital gains)	0.50%	0.50%
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	0.25%	0.25%

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Vanguard Marketing Corporation, Distributor.

PSI 235 122010